United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2025

HOUSTON AMERICAN ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305
Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

801 Travis Street, Suite 1425

Houston, Texas 77002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HUSA	NYSE American

Item 1.01. Entry into a Material Definitive Agreement

On November 21, 2025, Houston American Energy Corp., a Delaware corporation (the “Company”), closed an offering (the “Offering”) pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), entered into on November 19, 2025, with certain investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the Investors (the “Offering”), 2,285,715 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (“Common Stock”) to the Investors, at a price of $3.50 per share, for aggregate gross proceeds to the Company of $8.0 million before deducting the placement agent’s fees and related offering expenses.

The Shares were offered by the Company pursuant to a Registration Statement on Form S-3 (File No. 333- 290308), which was filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2025 and became effective by operation of law on November 3, 2025 (the “Registration Statement”), as supplemented by a prospectus supplement dated November 19, 2025.

The Purchase Agreement contains customary representations and warranties, agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 60-day period following the closing of the Offering.

In connection with the Offering on November 19, 2025, the Company entered into a placement agency agreement (the “Placement Agent Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which the Company engaged A.G.P. as the placement agent (the “Placement Agent”) in connection with the Offering. The Company agreed to pay the Placement Agent a fee in cash equal to 7.0% of the gross proceeds from the sale of the Shares to the Investors, except that the Company will pay the Placement Agent a reduced fee of 3.5% with respect to a certain investor having a prior existing relationship with the Company. The Company also agreed to issue to the Placement Agent, placement agent warrants to purchase a number of shares of Common Stock that is equal to 2.0% of the securities sold in the Offering at an exercise price equal to one hundred and ten percent (110%) of the per share purchase price of the Shares (the “Placement Agent Warrants”). The Company also agreed to reimburse the Placement Agent for all reasonable and documented out-of-pocket expenses, including the reasonable fees of legal counsel not to exceed $75,000, a reimbursement of up to $50,000 for non-accountable expenses, and a reimbursement for any incurred out-of-pocket costs, of the escrow or clearing agent in an amount of up to $7,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The issuance of the Placement Agent Warrants and the Shares of Common Stock underlying the Placement Agent Warrants (the “Placement Agent Warrant Shares”) was not registered under the Securities Act or any state securities laws. The Placement Agent Warrant Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

The foregoing summaries of the Placement Agent Agreement and the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Sullivan & Worcester LLP. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Placement Agent Warrants and the Placement Agent Warrant Shares is incorporated herein by reference.

Item 8.01. Other Events

On November 20, 2025, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Offering. A copy of the Pricing Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Form of Placement Agent Agreement, dated November 19, 2025, by and between the Company and A.G.P./Alliance Global Partners.
4.1*	Form of Placement Agent Warrant
5.1	Opinion of Sullivan & Worcester LLP.
10.1*	Form of Securities Purchase Agreement, dated as of November 19, 2025, by and between Houston American Energy Corp. and the Purchasers thereto.
23.1	Consent of Sullivan & Worcester LLP. (included in Exhibit 5.1).
99.1	Pricing Press Release, dated November 20, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON AMERICAN ENERGY CORP.

Dated: November 21, 2025
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie
	Title:	Chief Executive Officer